UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                     November 25, 2005 (November 18, 2005)


                        COMPOSITE TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)

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

            Nevada                           000-10999                        59-2025386
            ------                           ----------                       ----------
(State or other jurisdiction of       (Commission File Number)    (IRS Employer Identification No.)
        incorporation)
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                                2026 McGaw Avenue
                                Irvine, CA 92614
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code:  (949) 428-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

SETTLEMENT AGREEMENTS

      On November 18, 2005, in connection with the entry of the Order confirming Registrant's Third Amended Chapter 11 Plan of Reorganization With Non-Material Modifications (the "Plan"), the following material definitive settlement agreements became final and enforceable against the Registrant:

1. Settlement Agreement - Ronald Morris and American China Technology Systems
LLC

      The Registrant entered into a settlement agreement to settle claims made by Ronald Morris ("Morris") in the amount of $192,660 and American China Technology Systems LLC ("ACTS," collectively, the ACTS Claimants") in the amount of $10,000,000 against Registrant in consideration for: (i) the Registrant agreed to pay a commission equal to 3% of any Net Sales Revenue on the sale of ACCC Core to Jiangsu Far East Group Company Ltd. ("Far East") for use in the People's Republic of China (the "PRC") for a period of 5 years commencing on the date of the first Far East purchase order ("Far East Commission"); (ii) the Registrant agreed to pay a commission equal to one half of one percent (0.5%) of Net Sales Revenue of ACCC Core for use in the PRC and which are derived from sales to buyers that are based in the PRC other than Far East ("Non-Far East Entity") for a period of 5 years commencing on the date of the first purchase order from a Non-Far East Entity. As an advance payment on future anticipated commissions to be earned, the ACTS Claimants shall be provided by the Registrant with 200,000 shares of the Registrant's common stock. Neither the Registrant nor any of its affiliates have any material relationships with the parties to this settlement agreement. A copy of this settlement agreement is attached as Exhibit
10.1 and incorporated by reference herein.

2.       Settlement Agreement - Ascendiant Capital Group LLC

      The Registrant entered into a settlement and mutual release agreement to settle claims made by Ascendiant Capital Group LLC ("Ascendiant"), Mark Bergendahl ("Bergendahl") and Bradley Wilhite ("Wilhite") against Registrant in consideration for: (i) cash payment of $200,000; (ii) 650,000 shares of the Registrant's common stock. Neither the Registrant nor any of its affiliates have any material relationships with the parties to this settlement and mutual release agreement. A copy of this settlement and mutual release agreement is attached as Exhibit 10.2 and incorporated by reference herein.

3.       Settlement Agreement - Kingman, Kansas

      The Registrant entered into an agreement to settle claims made by the City of Kingman, Kansas, a Municipal Corporation ("Kingman") against the Registrant in consideration for the Registrant agreeing to supply Kingman 369,600 feet of Hawk size finished conductor for $839,167 and 240 dead-ends, 70 splices and 1,368 FCI Armor-Rods for a total consideration of $148,985. There shall also be a credit against such purchases of $14,750 for past considerations. The Registrant also agreed to provide up to $30,000 in on-site engineering and technical services and expenses during the installation period. Neither the Registrant nor any of its affiliates have any material relationships with the parties to this settlement and mutual release agreement. A copy of this settlement and mutual release agreement is attached as Exhibit 10.3 and incorporated by reference herein.

4. Settlement Agreement - David S. Shields, M.D.

      The Registrant entered into an agreement and mutual release agreement to settle claims made by David S. Shields, M.D. ("Shields") against the Registrant in consideration for 25,000 shares of the Registrant's common stock, 19,025 shares in the name of "David S. Shields, M.D." and 5,975 shares in the name of "Ruby & Schofield." Neither the Registrant nor any of its affiliates have any material relationships with the parties to this settlement and mutual release agreement. A copy of this settlement and mutual release agreement is attached as
Exhibit 10.4 and incorporated by reference herein.

5.       Settlement Agreement - Richard O. Weed

      The Registrant entered into an agreement to settle claims made by Richard
O. Weed against the Registrant in consideration for the issuance of an option to purchase 50,000 shares and 100,000 shares of the Registrant's common stock at an exercise price of $1.75 and $2.00, respectively. Such options shall expire December 31, 2006. Neither the Registrant nor any of its affiliates have any material relationships with the parties to this settlement and mutual release agreement. A copy of this settlement and mutual release agreement is attached as
Exhibit 10.5 and incorporated by reference herein.

6.       Settlement Agreement - Frank Bishop

      The Registrant entered into an agreement to settle claims made by Frank Bishop against the Registrant in consideration for a payment of $4,678.13. Neither the Registrant nor any of its affiliates have any material relationships with the parties to this settlement and mutual release agreement. A copy of this settlement and mutual release agreement is attached as Exhibit 10.6 and incorporated by reference herein.

7.       Settlement Agreement - GS Schwartz & Co., Inc.

      The Registrant entered into an agreement to settle claims made by GS Schwartz & Co., Inc. against the Registrant in consideration for a payment of $16,286.49. Neither the Registrant nor any of its affiliates have any material relationships with the parties to this settlement and mutual release agreement. A copy of this settlement and mutual release agreement is attached as Exhibit
10.7 and incorporated by reference herein.

8.       Settlement Agreement - Clem Hiel

      The Registrant entered into an agreement to settle claims made by Clem Hiel and Composite Support Solutions, Inc. against the Registrant in consideration for: (i) a cash payment of $111,744; and (ii) the issuance of 59,124 shares of the Registrant's common stock. Neither the Registrant nor any of its affiliates have any material relationships with the parties to this settlement and mutual release agreement. A copy of this settlement and mutual release agreement is attached as Exhibit 10.8 and incorporated by reference herein.

9.       Settlement Agreement - John Nunley

      The Registrant entered into an agreement to settle claims made by John Nunley against the Registrant in consideration for the issuance of 87,302 shares of the Registrant's common stock. Neither the Registrant nor any of its affiliates have any material relationships with the parties to this settlement and mutual release agreement other than that John Nunley was an employee of the Registrant from September 15, 2003 until January 18, 2005. A copy of this settlement and mutual release agreement is attached as Exhibit 10.9 and incorporated by reference herein.

10.      Settlement Agreement - Acquvest

      The Registrant entered into a Mutual Release Agreement to settle claims made by Acquvest, Inc., Paul R. Koch, Victoria Koch and Patricia Manolis (the "Acquvest Parties") against the Registrant and Benton H Wilcoxon, the Registrant's CEO, in consideration for the issuance of 6,500,000 shares of the Registrant's common stock. Neither the Registrant nor any of its affiliates have any material relationships with the parties to this settlement and mutual release agreement. A copy of this Mutual Release Agreement is attached as
Exhibit 10.10 and incorporated by reference herein. As part of such settlement, it was recorded that the Acquvest Parties would be responsible for resolving the Registrant's issues with Michael Tarbox ("Tarbox"). Tarbox alleges that certain of the Acquvest Parties violated an agreement to pay certain fees to Tarbox owed in connection with the Acquvest Parties' financing of the Registrant. The Registrant is named in the lawsuit as being potentially liable for the payment of such amounts, a claim that the Registrant denies. It was in connection with this potential liability of the Registrant to Tarbox (for what is primarily a dispute between Tarbox and certain of the Acquvest Parties) that the issue was linked to the Acquvest Parties' settlement. The Acquvest Parties now claim that no such agreement was reached. Resolution of this matter will have no effect on the main release of the Registrant in the Acquvest Parties' litigation. Bankruptcy Court Judge Ryan has set a separate evidentiary hearing for December 2, 2005 to enable him to rule on this issue.


CONFIDENTIAL INFORMATION AND INVENTION ASSIGNMENT AGREEMENT

      On November 18, 2005, the Registrant entered into a Confidential Information and Invention Assignment Agreement with Dominic J.G.G. Majendie ("Majendie"), the Corporate Secretary of the Company (the "Confidential Agreement"). Pursuant to the Confidential Agreement, Majendie agrees not to directly or indirectly use, make available, sell, disclose or otherwise communicate to any third party any of the Registrant's Confidential Information. Further, Majendie assigned, pursuant to the Confidential Agreement, to the Registrant all rights, title and interests in and to all of his Subject Ideas and Inventions including all registrable and patent rights. Majendie also agreed that during his period of employment with the Registrant and for a period of 1 year after termination of his employment with the Registrant without the Registrant's express written consent directly or indirectly employ, solicit for employment or recommend for employment by any party other than the Registrant, any person employed by the Registrant as an employee or a consultant and call or, solicit or take away, or attempt to call on, solicit or take away, any of the Registrant's customers or potential customers on whom Majendie became acquainted during his employment with the Registrant. A copy of this Confidential Information and Invention Assignment Agreement is attached as
Exhibit 10.11 and incorporated by reference herein.

Item 1.03(b) Bankruptcy or Receivership

      On November 18, 2005, the United States Bankruptcy Court Central District of California, Santa Ana Division, entered the order confirming the Registrant's Third Amended Chapter 11 Plan of Reorganization With Non-Material Modifications (the "Plan") which was originally confirmed on October 31, 2005.

      The Plan classified claims and interests as required by the Bankruptcy Code, including certain claims that are not classified. The treatment of certain classes is governed by the Bankruptcy Code and the treatment of other classes is a matter of negotiation and court approval. The Registrant had only one secured creditor which was IFC the Registrant's equipment lessor. The Plan provided for the Registrant' leases with IFC to be assumed (i.e., unaltered by the Plan). There was a balance of approximately $8,000 owing to IFC on the date the Bankruptcy Petition was filed (the "Petition Date") by the Registrant and such balance has been paid in full.

      The Registrant did not have any priority unsecucred claims including any priority tax claims.

      The Registrant had general unsecured trade debt which was estimated at approximately $1.7 million on the Petition Date. Filed proofs of claim exceeded $40 million, however, when claims objections and settlements were resolved the final amount of allowed general unsecured claims was approximately $1.2 million. Those claims have been paid in full.

      The Registrant had unsecured debenture debt of approximately $15 million on the Petition Date. Approximately half of that debenture debt was converted to equity during the course of the Banrkuptcy Proceedings. The rights of the debenture debt holders were not materially changed by the Plan other than payment of interest and liquidated damages, which are paid in stock rather than cash under the Plan.

      The Registrant remained current on post-petition obligations during the course of the bankruptcy case.

      The Registrant incurred fees and costs to professionals in connection with its Bankruptcy Proceeding. The claims of professionals are not classified in the Plan and are only paid after the Plan is confirmed, after a fee application is filed, and after such fees and costs are approved by the Registrant, the United States Trustee, and the Bankruptcy Court. A hearing was held on November 22, 2005 for approval of professional fees and costs and the Registrant has sufficient funds on hand to pay all such allowed amounts.

      The Registrant had several lawsuit pending against it on the Petition Date. The claims arising from those lawsuits were classified under the Plan and were to receive stock in exchange for any judgment against the Registrant. With one exception all pending lawsuits as of the Petition Date were settled with the approval of the Bankruptcy Court and the Registrant has fully performed under those settlement agreements. The only remaining lawsuit is the Tarbox litigation which again will be paid in stock if Tarbox prevails and if the Registrant is found to be the responsible party.

      The existing equity in the Registrant on the Petition Date was not cancelled or otherwise modified by the Plan with the exception that shareholders were subject to dilution for stock issued pursuant to litigation settlements or the Plan.

      A copy of the Plan is attached hereto as Exhibit 2.1 and a copy of the Order confirming the Plan is attached hereto as Exhibit 2.2, both of which are incorporated by reference herein. The Registrant issued a press release regarding the entry of the order confirming the Plan on November 21, 2005, a copy of such press release is attached hereto as Exhibit 99.1.

      The number of outstanding shares of the common stock of the Registrant as of November 21, 2005 is 129,470,698 shares. No shares of the Registrant's common stock were required to be reserved for issuance with respect to claims and interests filed and allowed under the Plan.

      The assets and liabilities as of the date the Order confirming the Plan was entered in the form in which it was furnished to the Bankruptcy Court is set forth as Exhibit 99.2 to this Report.

Item 3.02.  Unregistered Sales of Equity Securities

      On November 5, 2005, the Registrant issued 73,961 shares of its common stock to Mr. Mike McIntosh for consulting services. The Registrant relied upon the exemption from registration under the Securities Act by reason of Bankruptcy Code Section 1145 for the issuance of these securities.

      On November 9, 2005, the Registrant issued 233,600 shares of its common stock to four accredited investor as interest payments in connection with Debentures originally issued in August, 2004. The Registrant relied upon the exemption from registration under the Securities Act by reason of Bankruptcy Code Section 1145 for the issuance of these securities.

      On November 9, 2005, the Registrant issued 245,678 shares of its common stock to Lane Capital Markets in consideration for commissions earned in connection with the Registrant's placement of $6,000,000 Senior Convertible Notes in October 2005. Such stock was assigned and issued to Ryan M. Lane, a principal of Lane Capital Markets. The Registrant relied upon the exemption from registration under the Securities Act by reason of Bankruptcy Code Section 1145 for the issuance of these securities.

      On November 9, 2005, the Registrant issued 230,263 shares of its common stock to one accredited investor upon the exercise of a warrant at an exercise price of $1.55 per share. The Registrant relied upon the exemption from registration as set forth in Section 4(2) of the Securities Act for the issuance of these securities. The recipient took its securities for investment purposes without a view to distribution and had access to information concerning the Registrant and its business prospects, as required by the Securities Act. In addition, there was no general solicitation or advertising for the acquisition of these securities.

      On November 18, 2005, the Registrant issued shares of its common stock as follows: 6,500,000 shares to Acquvest, Inc.; 650,000 shares to Chicago Title, c/o Karen Price, Sr. Escrow Officer; 19,025 shares to David S. Shields, M.D.; 5,975 shares to Ruby & Schofield; 59,124 shares to Composite Support & Solutions, Inc.; 87,301 shares to John Nunley; and 200,000 shares to American China Technology Systems, LLC as settlement for claims made against the Registrant. The Registrant relied upon the exemption from registration under the Securities Act by reason of Bankruptcy Code Section 1145 for the issuance of these securities.

Item 9.01 Financial Statements and Exhibits

Exhibit

2.1 Third Amended Chapter 11 Plan of Reorganization With Non-Material Modifications

2.2 Order Confirming Debtor's Third Amended Chapter 11 Plan of Reorganization with Non-Material Modifications.

10.1 Settlement Agreement entered into by and between Composite Technology Corporation and Ronald Morris and American China Technology Systems, LLC.

10.2 Settlement and Mutual Release Agreement entered into by and between Composite Technology Corporation and Ascendiant Capital Group.

10.3 Settlement Agreement entered into by and between Composite Technology Corporation and City of Kingman, Kansas.

10.4 Settlement and Mutual Release Agreement entered into by and between Composite Technology Corporation and David S. Shields, M.D.

10.5 Settlement Agreement entered into by and between Composite Technology Corporation and Richard O. Weed.

10.6 Settlement Agreement entered into by and between Composite Technology Corporation and Frank Bishop.

10.7 Settlement Agreement entered into by and between Composite Technology Corporation and GS Schwartz & Co.

10.8 Settlement Agreement entered into by and between Composite Technology Corporation and Clem Hiel and Composite Support Solutions, Inc.

10.9 Settlement Agreement entered into by and between Composite Technology Corporation and John Nunley.

10.10 Mutual Release Agreement entered into by and between Composite Technology Corporation and Acquvest, Inc., Paul R. Koch, Victoria Koch and Patricia Manolis.

10.11 Confidential Information and Invention Assignment Agreement entered into by and between Composite Technology Corporation and Dominic J.G.G. Majendie.

99.1  Press Release

99.2 Assets and Liabilities as of the date of the order confirming the Plan was entered in the form in which it was furnished to the Bankruptcy Court.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COMPOSITE TECHNOLOGY CORPORATION
                                            (Registrant)


Date: November 25, 2005                     By: /s/ Benton H Wilcoxon
                                                --------------------------------
                                                Chief Executive Officer